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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): FEBRUARY 3, 2003



                         WEATHERFORD INTERNATIONAL LTD.
               (Exact name of registrant as specified in charter)


        BERMUDA                     1-31339                  98-0371344
        State of                  (Commission             (I.R.S. Employer
     Incorporation)                 File No.)            Identification No.)


         C/O CORPORATE MANAGERS (BARBADOS) LTD.
               FIRST FLOOR, TRIDENT HOUSE
                   LOWER BROAD STREET
                  BRIDGETOWN, BARBADOS                         NONE
        (Address of Principal Executive Offices)            (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (246) 427-3174


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                         EXHIBIT INDEX APPEARS ON PAGE 4






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ITEM 5.   OTHER EVENTS

         A copy of our press release dated February 3, 2003, which includes our announcement of our earnings for the quarter ended December 31, 2002, is filed as Exhibit 99.1 and is incorporated in this report by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial statements of business acquired
                 Not applicable.

         (b)     Pro forma financial information
                 Not applicable.

         (c)     Exhibits

         99.1    Press release dated February 3, 2003.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WEATHERFORD INTERNATIONAL LTD.



Dated: February 3, 2003                      /s/ Lisa W. Rodriguez
                                      ------------------------------------------
                                                 Lisa W. Rodriguez
                                             Senior Vice President and
                                               Chief Financial Officer






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                                INDEX TO EXHIBITS



         NUMBER                     EXHIBIT
         ------                     -------
          99.1          Press release dated February 3, 2003.










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